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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 1998
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                               1st BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)


        NEW JERSEY                    0-27686            22-3409845
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(State or Other Jurisdiction        (Commission        (IRS Employer
      of Incorporation)             File Number)      Identification No.)


  250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY              07075
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    (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code (201) 939-3400
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Item 5. Other.

     The Registrant issued a press release on August 19, 1998, announcing that its Board of Directors declared a quarterly dividend on its common stock of seven cents ($0.07) per common share. The dividend will be payable on September 30, 1998, to shareholders of record at the close of business on September 15, 1998.

     Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.                       Description
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    99                            Press Release dated August 19, 1998.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              1ST BERGEN BANCORP
                                                 (Registrant)

Dated:  August 25, 1998                  By:  /s/ ALBERT E. GOSSWEILER
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                                              Albert E. Gossweiler
                                              Executive Vice President and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K

Exhibit No.                Description                                  Page No.
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   99                      Press Release dated August 19, 1998             5